Exhibit 99.1

1	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 7, 2008

RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)
Ocean Spur									One well with British Gas in Egypt
						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Date	Future Contracts and Other Information*

Domestic Deepwater Semisubmersibles (8)
Ocean Quest	3,500'	GOM	Contracted	Noble	two year term + option	mid 350’s	mid June 2007	mid June 2009	Available; actively marketing.
Ocean Star	5,500'	GOM	Contracted	Anadarko	term extension	mid 410’s	late Nov. 2007	late Nov. 2008	Available; actively marketing.
Ocean America	5,500'	GOM	Contracted	LLOG	two well assignment from Mariner	upper 460’s	mid Nov. 2007	early Mar. 2008	476-day term with Mariner in upper 460’s beginning early Mar. 2008 and ending early July 2009. Available; actively marketing.
Ocean Valiant	5,500'	GOM	Contracted	Anadarko	one year term extension	low 400’s	mid Mar. 2007	mid Mar. 2008	One-year term extension with Anadarko in mid 420’s beginning mid March 2008 and ending mid June 2009; term interrupted for special survey and maintenance expected to begin early June and end early Sept. 2008. Available; actively marketing.
Ocean Victory	5,500'	GOM	Contracted	DODI	survey and maintenance	—	—	late Feb. 2008	Survey, followed by completion of Murphy contract in upper 330’s ending late July 2008. Callon and Newfield have swapped slots. Next up is now two wells with Callon in low 500’s beginning late July 2008 and ending late Jan. 2009; followed by one well with Newfield in low 300’s (swap from Voyager contract in low 300’s) beginning late Jan. 2009 and ending late Mar. 2009. Available; actively marketing.
Ocean Baroness	7,000'	GOM	Contracted	Hess	three year term extension	mid 360’s	late Nov. 2007	mid April 2010	Available; actively marketing.
Ocean Endeavor	10,000'	GOM	Contracted	Devon	four year term + option	mid 260’s	early July 2007	late June 2011	Available.
Ocean Confidence	7,500'	GOM	Contracted	BP	two year term	upper 290’s	early Jan. 2006	end BP well in progress — est. mid April 2008	Four-year term plus option with Murphy in the GOM in the low 500’s beginning mid April 2008 and ending mid May 2012; thruster maintenance early Oct. to mid Oct. 2008. Available; actively marketing.

Domestic 2nd/3rd Generation Semisubmersibles (2)
Ocean Yorktown	2,850'	GOM	Contracted	DODI	prep, mobe and acceptance test for Brazil	—	—	early June 2008	Five-year term contract with Petrobras in Brazil in mid 230’s plus lump sum mobe and potential 15% bonus beginning in early June 2008 and ending in early June 2013. Available.
Ocean Saratoga	2,200'	GOM	Contracted	LLOG	six month term + option	low 300’s	late Oct. 2007	late April 2008	Available; actively marketing.

2	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 7, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Date	Future Contracts and Other Information*

Domestic Jackups (7)
Ocean Crusader	200' MC	GOM	Contracted	Breton Energy	two wells	mid 50’s	late Dec. 2007	early Feb. 2008	One well extension with Breton in upper 50’s beginning early Feb. and ending late Feb. 2008; followed by three wells plus option with Apache in low 60’s beginning late Feb. and ending late May 2008. Available; actively marketing.
Ocean Drake	200' MC	GOM	Contracted	Fairways Offshore	two wells	low 60’s	late Oct. 2007	late Feb. 2008	One well extension plus option with Fairways in low 60’s beginning late Feb. and ending mid April 2008. 5-year survey and maintenance beginning early June and ending late July. Available; actively marketing.
Ocean Champion	250' MS	GOM	Contracted	Bois d’Arc	90-day term + option	low 50’s	mid Jan. 2008	mid April 2008	Available; actively marketing.
Ocean Spartan	300' IC	GOM	Contracted	Apache	three wells + option	low 60’s	mid Dec. 2007	early April 2008	Available; actively marketing.
Ocean Summit	300' IC	GOM	Contracted	Energy Partners	one well + option	low 70’s	mid Jan. 2008	late Mar. 2008	Available; actively marketing.
Ocean Titan	350' IC	GOM	Contracted	Apache	two wells + option	low 80’s	mid Dec. 2007	mid Feb. 2008	Two wells plus option in mid 80’s beginning mid Feb. and ending mid April 2008. Available; actively marketing.
Ocean Tower	350' IC	GOM	Contracted	Chevron	indexed term contract	low 140’s	early Dec. 2007	late April 2008	Indexed term contract with floor in low 140’s and ceiling in low 200’s. Available; actively marketing.

International Semisubmersibles (19

MEXICO
Ocean Ambassador	1,100'	GOM	Contracted	PEMEX	112-day contract extension	low 190’s	mid Dec. 2007	early April 2008	Mobe to U.S. GOM early April to mid April 2008. 5-year survey and maintenance early July to mid Sept. 2008. Available; actively marketing.
Ocean New Era	1,500'	GOM	Contracted	PEMEX	2 1/2-year term	mid 260’s	late Oct. 2007	mid Feb. 2010	Available.
Ocean Voyager	3,000'	GOM	Contracted	PEMEX	2-1/2 year term	mid 330’s	early Nov. 2007	late Feb. 2010	Available.
NORTH SEA/MED
Ocean Nomad	1,200'	North Sea	Contracted	Talisman	18-month extension	mid 280’s	early Feb. 2007	late Sept. 2008	Survey and maintenance beginning mid June 2008 and ending early Aug. 2008; followed by resumption of Talisman extention ending late Sept. 2008; followed by two-year term extension with Talisman in mid 330’s beginning late Sept. 2008 and ending late Sept. 2010. Available; actively marketing.
Ocean Guardian	1,500'	North Sea	Contracted	Oilexco	two year term	low 350’s	early June 2007	mid July 2009	Intermediate survey and maintenance mid May to late June 2008. Available; actively marketing.
Ocean Princess	1,500'	North Sea	Contracted	Talisman	two year term	mid 150’s	late Jan. 2006	mid Feb. 2008	Two-year term extension with Talisman in mid 330’s beginning mid Feb. 2008 and ending mid April 2010. 5-year survey and maintenance beginning early Aug. and ending late Sept. 2008. Available; actively marketing.
Ocean Vanguard	1,500'	North Sea	Contracted	Statoil	resume contract	low 160’s	mid Jan. 2008	mid April 2008	Two year extension plus option with Statoil in low 400’s beginning mid April 2008 and ending mid April 2010. Available; actively marketing.
Ocean Lexington	2,200'	Egypt	Contracted	BP	36 month term + option	mid 260’s	late Nov. 2006	mid Aug. 2009	Available; actively marketing.

3	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 7, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Date	Future Contracts and Other Information*

AUSTRALASIA
Ocean Bounty	1,500'	Australia	Contracted	Woodside	five wells	high 100’s	early May 2007	early Feb. 2008	One year term extension with Woodside in low 350’s beginning in early Feb. as sublet from Chevron, with sublet ending late July 2008; followed by Special Survey beginning late July 2008 and ending early Sept. 2008; followed by remainder of one-year term with Woodside in low 350’s beginning early Sept. 2008 and ending mid March 2009. Available; actively marketing.
Ocean Patriot	1,500'	New Zealand	Contracted	DODI	survey and maintenance	—	—	late Feb. 2008	Last option well exercised with Anzon in low 350’s beginning late Feb. 2008 and ending early April 2008; followed by remainder of Santos term plus option in high 370’s beginning early April 2008 and ending mid Nov. 2008; followed by two-year term contract in Australia at a dayrate between 380,000 and 420,000*** with Apache, plus option, beginning mid Nov. 2008 and ending mid Nov. 2010. Available; actively marketing.
Ocean Epoch	1,640'	Australia	Contracted	Shell	term program	low 280’s	early April 2006	mid Feb. 2008	One year term contract with Apache in Australia at a dayrate between 330,000 and 365,000*** beginning mid Feb. 2008 and ending mid Feb. 2009; followed by 550-day term contract in Australia in low 350’s with BHPB, plus option, beginning mid Feb. 2009 and ending mid Aug. 2010. Available; actively marketing.
Ocean General	2,400'	Indonesia	Contracted	Inpex	three wells	mid 130’s	early May 2007	mid Feb. 2008	Two additional wells with Inpex in mid 170’s beginning mid Feb. 2008 and ending late June 2008; followed by 5-year survey and maintenance beginning early July and ending late Aug. 2008; followed by LOI for approximately 850 day’s work plus option in low 280’s beginning late Aug. 2008 and ending mid Dec. 2010. Available; actively marketing.
Ocean Rover	7,000'	Malaysia	Contracted	Murphy	balance of previously declared option wells	high 180’s	late Dec. 2007	early May 2008	5-year survey and maintenance beginning early May 2008 and ending mid June; followed by one deepwater well in mid 350’s beginning mid June and ending early Aug. 2008; followed by two previously declared option wells in high 240’s beginning early Aug. and ending late Sept. 2008; followed by one well with Newfield in Malaysia in low 450’s beginning late Sept. 2008 and ending early Nov. 2008; followed by two-year term with Murphy in Malaysia in low 450’s beginning early Nov. 2008 and ending early Nov. 2010. Available; actively marketing.

4	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 7, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Date	Future Contracts and Other Information*

BRAZIL/TRINIDAD
Ocean Worker	3,500'	GOM	Contracted	Petro-Canada	six-month term	low 450’s	mid Nov. 2007	early June 2008	Lump sum mobe to Brazil plus subsequent acceptance test beginning early June 2008 and ending mid Sept. 2008; followed by six-year term contract with Petrobras in low 270’s plus potential 10% performance bonus beginning mid Sept. 2008 and ending mid Sept. 2014. Available.
Ocean Yatzy	3,300'	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 110’s	early Oct. 2005	early Oct. 2009	Five-year term extension in mid 240’s plus potential 10% performance bonus beginning early Oct. 2009 and ending early Oct. 2014. Available.
Ocean Concord	2,200'	GOM	Contracted	Petrobras	five year term plus potential bonus	low 230’s	mid Jan. 2008	mid Jan. 2013	Available.
Ocean Whittington	1,500'	Brazil	Contracted	Petrobras	five year term plus potential bonus	mid 220’s	late Aug. 2007	early Oct. 2012	Resume and complete contract upgrade work beginning early Oct. 2008 and ending late Nov. 2008; followed by resumption of five year term in mid 220’s plus potential 15% performance bonus. Available.
Ocean Winner	3,500'	Brazil	Contracted	Petrobras	four year extension plus potential bonus	low 110’s	mid Mar. 2006	mid Mar. 2010	Five-year term extension in low 270’s plus potential 10% performance bonus beginning mid Mar. 2010 and ending mid Mar. 2015. Available.
Ocean Alliance	5,000'	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	mid Jan. 2008	early Sept. 2009	Six-year term extension in low 340’s plus potential 15% performance bonus beginning early Sept. 2009 and ending early Sept. 2015. Available.
International Drillships (1)
Ocean Clipper	7,500'	Brazil	Contracted	DODI	survey and maintenance	—	—	mid Mar. 2008	5-year survey and maintenance beginning late Jan. and ending late March 2008; resume five year extension in low 180’s plus potential 5% performance bonus. Available.
International Jackups (6)
Ocean Sovereign	300' IC	Indonesia	Contracted	Kodeco	18-month term + option	mid 90’s	mid Oct. 2006	mid-April 2008	Intermediate survey mid April to early May 2008; followed by two-year term extension with Kodeco in mid 140’s beginning early May 2008 and ending early May 2010. Available; actively marketing.
Ocean Columbia	250’ IC	GOM	Contracted	Pemex	1-1/2 year term	mid 120’s	late Jan. 2008	mid June 2009	Available; actively marketing.
Ocean Spur	300' IC	Eqypt	Contracted	NOSPCO	180-day term	high 150’s	mid May 2007	mid Feb. 2008	Intermediate survey mid Feb. to late Feb. 2008; followed by one well with Gaz de France in Egypt in low 190’s beginning late Feb. 2008 and ending mid April 2008; followed by one well with British Gas in Egypt in mid 130’s beginning mid April and ending in late May 2008. Available; actively marketing.
Ocean Heritage	300' IC	Qatar	Contracted	QPD	two wells + option	mid 170’s	late Aug. 2007	late Feb. 2008	Available; actively marketing.
Ocean King	300' IC	Croatia	Contracted	CROSCO	two year bareboat charter	high 100's	mid Nov. 2007	mid Nov. 2009	Two-year bareboat charter with Crosco in high 100's, beginning mid Nov. 2007 and ending mid Nov. 2009. Available; actively marketing.
Ocean Nugget	300' IC	GOM	Contracted	Pemex	term contract	high 160’s	early Oct 2006	late Mar. 2009	Available; actively marketing.

5	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 7, 2008

						Dayrate		Est. End
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Date	Future Contracts and Other Information*

Upgrade (1)
Ocean Monarch	2,200'	Shipyard	Upgrading	DODI	—	—		—	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion, including commissioning and commencement of mobe to GOM, late fourth quarter 2008; followed by completion of mobe to GOM and rig prep ending late Feb. 2009; followed by four-year term, plus option, with Anadarko in the GOM in the mid 420’s beginning late Feb. 2009 and ending late Feb. 2013. Available.

Newbuild Rigs Under Construction (2)
Ocean Shield	350' IC	Shipyard	—	—	—	—	—	—	Singapore shipyard, commissioning, mobe to Australia ending late May 2008; followed by one-year term in Australia with ENI in mid 260’s beginning upon delivery in the second quarter of 2008. Available; actively marketing.
Ocean Scepter	350' IC	Shipyard	—	—	—	—	—	—	Brownsville shipyard, commissioning ending late May 2008; followed by mobe to destination to be determined. Available; actively marketing.
NOTES: *Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. **An LOI is subject to customary conditions, including the execution of a definitive agreement, and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms and conditions unless otherwise indicated. Indexed contracts generally reprice every 30 days. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico. ***Dayrate range disclosed pursuant to terms of contract.

6	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 7, 2008
EXPECTED DOWNTIME LONGER THAN ONE WEEK (Subject to Change)

Anticipated 2008 Down Days	# Days
Rig	Q1	Q2	Q3	Q4	Total	Comments

Shipyard Time

Yorktown	91	70			161	Complete life extension/5-year survey, mobe to Brazil, acceptance testing
Victory	60				60	Complete 5-year survey and maintenance
Patriot	56				56	5-year survey and maintenance
Clipper	60				60	5-year survey and maintenance
Bounty			41		41	5-year survey and maintenance
Nomad		15	37		52	5-year survey and maintenance
Drake		30	21		51	5-year survey and maintenance
Rover		42			42	5-year survey and maintenance
General			52		52	5-year survey and maintenance
Princess			58		58	5-year survey and maintenance
Guardian		43			43	North Sea intermediate survey and maintenance
Ambassador		15	80		95	Mobe to U.S. GOM (Q2), 5-year survey and maintenance (Q3)
Valiant		28	68		96	5-year survey/replace derrick and other maintenance

	267	243	357	0	867
Other Downtime

Concord	10				10	Complete acceptance testing for Brazil
Columbia	25				25	Complete acceptance testing for Mexico
Spur	7				7	Intermediate survey
Whittington	14			51	65	Redrill following equipment incident (Q1), complete contract upgrade (Q4)
Sovereign		19			19	Intermediate survey and install new top drive system
Worker		30	74		104	Mobe to Brazil, prep for contract, contract acceptance testing
Confidence				14	14	Change out truster

	56	49	74	65	244

Total 2008 Non New-build/Upgrade	323	292	431	65	1111

New-build/Upgrade Downtime	Q1	Q2	Q3	Q4	Total

Shield	91	61			152	Complete construction, commissioning, mobe to Australia for contract
Sceptor	91	61			152	Complete construction, commissioning
Sceptor		??	??		??	Mobe to ??
Monarch	91	91	92	92	366	Complete upgrade, commissioning, begin mobe to U.S. GOM

2009 Estimated Downtime:
5-year Surveys: Concord (51 days); America (75 days); Champion (35 days); Titan (35 days); Yatzy (42 days)
Intermediate Surveys (10 days each): Crusader, Columbia, Summit, Nugget, Heritage, Alliance
Other:	Bounty (240 days repower rig and water depth upgrade); Confidence (14-day thruster changeout); Monarch (60 days complete mobe to GOM and rig prep).

NOTES: *Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by

7	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 7, 2008
additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors.
Average Per-Day Rig Operating Costs (in $000’s):

Jack-Ups

GOM	mid 30’s
Mexico	upper 40’s
Mideast	low 50’s
Indonesia	mid 40’s
New-build Australia	mid-80’s
New-build non-Australia	upper 50’s
Bareboat Charter	low 10’s

Semisubmersibles*

GOM 2nd gen.	mid 40’s
GOM 4th gen.	mid 60’s
GOM 4th gen. Victory-class upgrades	mid 50’s
GOM 5th gen. Victory-class upgrades	mid 70’s
GOM 5th gen. upgrade DP	apprx. 100
Mexico mid-water	low 60’s
Brazil mid-water	low 80’s
Brazil mid-water DP	low 90’s
Indonesian mid-water	low 60’s
Australia/New Zealand mid-water	mid 90’s
Malaysia 5th gen. Victory-class upgrade	upper 70’s
UK mid-water	upper 70’s
Norway mid-water	upper 120’s
Eqypt mid-water	lower 70’s

Drillship

Brazil deepwater DP	apprx. 100

Other Per-Day Expense

Spare equipment repair, extra crews, other	upper 50’s

*All floaters conventionally moored unless otherwise noted.

Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are

8	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
February 7, 2008
beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.